Exhibit 32.2


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Heartland Financial USA, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report), I, John K. Schmidt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
  1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)  The  Report  fully complies with the  requirements  of section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ John K. Schmidt
_______________________
John K. Schmidt
Chief Financial Officer
August 14, 2003







A signed original of this written statement required by Section 906 has been provided to Heartland Financial USA, Inc. and will be retained by Heartland Financial USA, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.